 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2020

Community Healthcare Trust Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

(615) 771-3052

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered

Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 30, 2020, Community Healthcare Trust Incorporated (the “Company”) announced that W. Page Barnes (“Barnes”) and the Company have mutually agreed that, effective December 31, 2020, Barnes will step down as the Chief Operating Officer and Executive Vice President of the Company and remain with the Company in a part-time role, assisting with tenant relations and business development matters. Barnes and the Company have begun discussing the terms of his transition from Chief Operating Officer and Executive Vice President to his new role and, eventually, to retirement. The full text of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(e) On November 30, 2020, the Company and Barnes entered into a Mutual Notice of Intent not to Renew Employment Agreement (the “Employment Notice”), pursuant to Section 2.9 of that certain Amended and Restated Employment Agreement, by and between the Company and Barnes, dated as of May 1, 2019 (as amended, the “Employment Agreement”). The Employment Notice provides notice that, in accordance with Section 2.9 of the Employment Agreement, the Employment Agreement will not be renewed and will terminate at the end of its current term on December 31, 2020. Barnes will have no written agreement evidencing his future employment. Barnes will not be entitled to severance or any other benefits under the Employment Agreement to which he may be entitled upon termination of his Employment Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:	/s/ David H. Dupuy
Name:	David H. Dupuy
Title:	Executive Vice President and Chief Financial Officer

Date: November 30, 2020